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                       Securities And Exchange Commission

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K


                                  ------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported)  November 19, 1998

                                K N ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          KANSAS                          1-6446                      48-0290000
(State or other jurisdiction     (Commission File Number)    (IRS Employer Identification
       of incorporation)                                                Number)

                             370 VAN GORDON STREET
                                P.O. BOX 281304
                         LAKEWOOD, COLORADO 80228-8304
                    (Address of principal executive offices)

                                 (303) 989-1740
              (Registrant's telephone number, including area code)
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Item 5. Other Events

     Pursuant to the terms and conditions of an Underwriting Agreement dated November 19, 1998, among K N Energy, Inc. (the "Registrant") and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Petrie Parkman & Co., Inc., Salomon Smith Barney Inc., Jefferies & Company, Inc. and NationsBanc Montgomery Securities LLC, as representatives of the several underwriters named therein, the Registrant will issue on or about November 25, 1998, 10,706,000 of its 8.25% Premium Equity Participating Security Units -- PEPS Units (the "PEPS Units").

     Pursuant to the terms and conditions of an Underwriting Agreement dated November 19, 1998, among the Registrant and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc., Jefferies & Company, Inc., NationsBanc Montgomery Securities LLC and Petrie Parkman & Co., Inc., as the underwriters, the Registrant will issue on or about November 25, 1998, $400,000,000 aggregate principal amount of its 6.45% Senior Notes due 2001 (the "Senior Notes").

Item 7. Exhibits

        Exhibit 1.1 Underwriting Agreement for the PEPS Units, dated November 19, 1998, among the Registrant and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Petrie Parkman & Co., Inc., Salomon Smith Barney Inc., Jefferies & Company, Inc. and NationsBanc Montgomery Securities LLC, as representatives of the several underwriters named therein.


        Exhibit 1.2 Underwriting Agreement for the Senior Notes, dated November 19, 1998, among the Registrant and Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc., Jefferies & Company, Inc., NationsBanc Montgomery Securities LLC and Petrie Parkman & Co., Inc., as the underwriters.



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                                                                            3

Exhibit 4.1   Form of 2001 Senior Note.

Exhibit 4.2   Form of PEPS Unit (Coupon Security).

Exhibit 4.3   Form of PEPS Unit (Zero-Coupon Security).

Exhibit 4.4 Purchase Contract Agreement dated as of November 25, 1998, between the Registrant and U.S. Bank Trust National Association, as Purchase Contract Agent.

Exhibit 4.5 Pledge Agreement dated as of November 25, 1998, among the Registrant, the Purchase Contract Agent and The Chase Manhattan Trust Company, National Association, as Collateral Agent.

Exhibit 8     Tax Opinion of Simpson Thacher & Bartlett.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        K N ENERGY, INC.
                                            (Registrant)


                                        By: /s/  Rose M. Robeson
                                           ------------------------------------
                                           Name:  Rose M. Robeson
                                           Title: Vice President and Treasurer


Date:  November 25, 1998
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                                 Exhibit Index

                              Exhibits to Form 8-K


      Number in
    Exhibit Table                        Exhibit
    -------------                        -------
         1.1                Underwriting Agreement for the PEPS Units, dated November 19, 1998, among the Registrant and Morgan
                            Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co.,
                            Petrie Parkman & Co., Inc., Salomon Smith Barney Inc., Jefferies & Company, Inc. and NationsBanc
                            Montgomery Securities LLC, as representatives of the several underwriters named therein.

         1.2                Underwriting Agreement for the Senior Notes, dated November 19, 1998, among the Registrant and
                            Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs &
                            Co., Salomon Smith Barney Inc., Jefferies & Company, Inc., NationsBanc Montgomery Securities LLC and
                            Petrie Parkman & Co., Inc., as the underwriters.

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Exhibit 4.1      Form of 2001 Senior Note.

Exhibit 4.2      Form of PEPS Unit (Coupon Security).

Exhibit 4.3      Form of PEPS Unit (Zero Coupon Security).

Exhibit 4.4 Purchase Contract Agreement dated as of November 25, 1998, between the Registrant and U.S. Bank Trust National Association, as Purchase Contract Agent.

Exhibit 4.5 Pledge Agreement dated as of November 25, 1998, among the Registrant, the Purchase Contract Agent and The Chase Manhattan Trust Company, National Association, as Collateral Agent.

Exhibit 8        Tax Opinion of Simpson Thacher & Bartlett.